                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint Marshall N. Carter, David
A. Spina, Nicholas A. Lopardo and Maureen S. Bateman, and each of them as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 1998, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands on the dates set forth below:

              Signature                         Title                Date

       /s/ Tenley E. Albright           Director of State       March 29, 1999
-------------------------------------    Street Bank and
         Tenley E. Albright              Trust Company

      /s/ I. MacAllister Booth          Director of State       March 29, 1999
-------------------------------------    Street Bank and
        I. MacAllister Booth             Trust Company

       /s/ Marshall N. Carter           Director of State       March 29, 1999
-------------------------------------    Street Bank and
         Marshall N. Carter              Trust Company

                                        Director of State
-------------------------------------    Street Bank and
         James I. Cash, Jr.              Trust Company

                                        Director of State
-------------------------------------    Street Bank and
          Truman S. Casner               Trust Company
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
              Signature                         Title
                                                                     Date

                                        Director of State
-------------------------------------    Street Bank and
         Nader F. Darehshori             Trust Company

       /s/ Arthur L. Goldstein          Director of State       March 29, 1999
-------------------------------------    Street Bank and
         Arthur L. Goldstein             Trust Company

         /s/ David P. Gruber            Director of State       March 29, 1999
-------------------------------------    Street Bank and
           David P. Gruber               Trust Company

         /s/ Charles F. Kaye            Director of State       March 29, 1999
-------------------------------------    Street Bank and
           Charles F. Kaye               Trust Company

        /s/ John M. Kucharski           Director of State       March 29, 1999
-------------------------------------    Street Bank and
          John M. Kucharski              Trust Company

       /s/ Charles R. LaMantia          Director of State       March 29, 1999
-------------------------------------    Street Bank and
         Charles R. LaMantia             Trust Company

         /s/ David B. Perini            Director of State       March 29, 1999
-------------------------------------    Street Bank and
           David B. Perini               Trust Company

        /s/ Dennis J. Picard            Director of State       March 29, 1999
-------------------------------------    Street Bank and
          Dennis J. Picard               Trust Company

         /s/ David A. Spina             Director of State       March 29, 1999
-------------------------------------    Street Bank and
           David A. Spina                Trust Company

                                        Director of State
       /s/ Diana Chapman Walsh           Street Bank and        March 29, 1999
-------------------------------------    Trust Company
         Diana Chapman Walsh

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